UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

Aly Energy Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	033-92894	75-2440201
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 920

Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: 713-333-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 18, 2014, Aly Energy Services, Inc. held an earnings conference call regarding the third quarter 2014 financial results. A copy of the conference call transcript is attached and furnished as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Conference call transcript dated November 18, 2014

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aly Energy Services, Inc.

Dated: November 18, 2014	By:	/s/ Munawar H. Hidayatallah
Name: Munawar H. Hidayatallah
Title: Chairman and CEO